NATIXIS VAUGHAN NELSON MID CAP ETF

NATIXIS VAUGHAN NELSON SELECT ETF

Supplement dated July 16, 2021 to the Statement of Additional Information dated, May 1, 2021, as may be revised or supplemented from time to time.

Effective immediately, the fourth paragraph in the section “Portfolio Holdings Information” under the sub-section “Actual Portfolio” is amended to include the following:

Advent software receives information (daily disclosure of full Actual Portfolio holdings) for the purpose of performing certain electronic reconciliations and corporate actions. Loomis Sayles Operating Services, LLC receives information (daily disclosure of full Actual Portfolio holdings) for the purpose of hosting portfolio accounting and trade order management systems and corporate actions.